                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08886

                SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Equity Partners Fund

Semiannual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

Returns during the Life of Fund for Class A, B anc C shares and the Life of Class for Institutional Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares for the periods prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder Flag Investors Equity Partners Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.96%	14.22%	7.35%	5.19%	12.51%
Class B	5.55%	13.41%	6.56%	4.40%	11.69%
Class C	5.55%	13.36%	6.54%	4.40%	11.82%
S&P 500 Index+	5.68%	12.86%	2.74%	-1.83%	11.28%
Scudder Flag Investors Equity Partners Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	6.10%	14.54%	7.63%	5.46%	11.12%
S&P 500 Index+	5.68%	12.86%	2.74%	-1.83%	8.88%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.

** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,765	$11,658	$12,138	$29,913
	Average annual total return	7.65%	5.25%	3.95%	11.83%
Class B	Growth of $10,000	$11,041	$11,899	$12,303	$29,530
	Average annual total return	10.41%	5.97%	4.23%	11.69%
Class C	Growth of $10,000	$11,336	$12,094	$12,404	$29,906
	Average annual total return	13.36%	6.54%	4.40%	11.82%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$28,360
	Average annual total return	12.86%	2.74%	-1.83%	11.28%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,145,400	$1,246,700	$1,304,600	$2,528,300
	Average annual total return	14.54%	7.63%	5.46%	11.12%
S&P 500 Index+	Growth of $1,000,000	$1,128,600	$1,084,400	$911,700	$2,106,200
	Average annual total return	12.86%	2.74%	-1.83%	8.88%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/04	$ 26.86	$ 25.50	$ 25.49	$ 27.13
5/31/04	$ 25.35	$ 24.16	$ 24.15	$ 25.57
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	164	of	698	24
3-Year	82	of	501	17
5-Year	70	of	337	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,059.60	$ 1,055.90	$ 1,055.50	$ 1,061.00
Expenses Paid per $1,000*	$ 6.28	$ 10.12	$ 10.13	$ 4.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,018.97	$ 1,015.22	$ 1,015.21	$ 1,020.23
Expenses Paid per $1,000*	$ 6.15	$ 9.92	$ 9.93	$ 4.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Equity Partners Fund	1.22%	1.96%	1.97%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Hobart Buppert addresses the economy, the management team's approach and the resulting performance of Scudder Flag Investors Equity Partners Fund for the six months ended November 30, 2004.

Q:  How would you characterize the market environment during the period?

A:  It was a difficult market environment throughout much of the fund's six-month reporting period. While a number of factors contributed, economic uncertainty as it related to the US presidential election was a core issue. Investors assessed that the near-term success of many industries was tied closely to the outcome of what appeared to be a very close race. In response, many market sectors struggled prior to November 2, 2004. After the election, there were broad-based market gains that continued through November, the end of the fund's semiannual period.

Fears of inflation, driven by escalating energy prices, also hurt stocks. In early October, crude oil soared beyond $50 a barrel. While oil prices have since fallen, they remain at historically high levels. Many investors see energy prices as a significant driver of inflation. While energy prices are an important part of the equation, we believe that they are not the core driver. In our opinion, inflation is primarily driven by overall demand for goods and services relative to supply. Interest rates rose modestly in the period, but both long- and short-term rates remained lower than anticipated. Low rates benefit both companies and consumers; corporations can borrow money to finance expansion or improvement initiatives, and homeowners can obtain lower mortgage rates, thus stimulating both home sales and other discretionary purchases.

Q:  How did the fund perform during the period?

A:  Scudder Flag Investors Equity Partners Fund Class A shares posted a total return of 5.96% for the six months ended November 30, 2004 versus the 5.68% gain by the Standard & Poor's 500 index1 for the same period. (Returns are unadjusted for sales charges. If sales charges had been included, the fund's return would have been lower. Past performance is no guarantee of future results.) This fund offers other share classes. Please see pages 3 through 5 for more complete performance information.

1 The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Morningstar Large Blend category tracks the performance of mutual funds that invest in stocks with a variety of market capitalizations and that include both growth and value stocks.

3 The Multi-Cap Core Funds category tracked by Lipper Inc. includes those funds that, by portfolio practice, invest in a variety of market capitalization rates, concentrating no more than 25% of their equity assets in any one market capitalization range, over an extended period of time.

Relative to its peers, the fund performed favorably. The average return of the Morningstar Large Blend category2 was 5.45%, and the average return of the Lipper Multi-Cap Core Funds category3 was 6.07% for the six-month period. We're pleased with the fund's progress this period, as the companies in the portfolio benefited from strong earnings and cash flow growth. We're especially pleased with the fund's relative performance given the fact that we have only a small position in the energy sector — one of the market's strongest performers over the past six months.

With that said, we believe short-term returns provide only a snapshot of total fund performance. We manage the fund to create long-term value for shareholders, and our goal is to provide excess returns over time. The table on the following page outlines the fund's strong performance relative to its peers

Over time, Scudder Flag Investors Equity Partners Fund has outperformed its benchmark and peers Unadjusted returns as of 11/30/04
Fund/Index	1-Year	3-Year	5-Year
Scudder Flag Investors Equity Partners Fund Class A shares (unadjusted for sales charge)	14.22%	7.35%	5.19%
Standard & Poor's 500	12.86%	2.74%	-1.83%
Morningstar Large Blend Category	11.29%	2.19%	-1.30%
Lipper Multi-Cap Core Funds Category	11.53%	3.68%	1.01%

Past performance is no guarantee of future results.

It is not possible to invest directly in an index or category. All returns reflect the reinvestment of all distributions.

and benchmark over the last one-, three- and five-year periods ended November 30, 2004. Additionally, as of November 30, 2004, the fund's Class A shares were ranked in the top quartile of Lipper, Inc.'s Multi-Cap Core Funds category and in the top 15% of Morningstar's Large Blend category.4 Additionally, after the close of the reporting period, the fund's Class A shares were given a 5-star rating by Morningstar, Inc. (as of 12/31/04.)5

Q:  Will you describe the "flexible value" investment philosophy and explain how you select stocks for the fund?

A:  Rather than focusing on trends in the economy or in the financial markets, we seek stocks that have temporarily fallen out of favor for one reason or another or whose prices have declined. Our approach is flexible in that we do not limit the universe of potential holdings to those stocks that are traditionally considered "value stocks." We do not have predetermined price-to-earnings criteria. We believe that all stocks — whether considered value or growth — can become undervalued at some point, based on market sentiment.

We evaluate companies on their individual merits, seeking those that are well-positioned, are generating excess free cash flow and are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential or intrinsic value.

We consider ourselves long-term investors. We tend to remain invested in stocks for one to three years or longer, as long as a company continues to meet our expectations. The fund tends to sell stocks when their prospects for earnings growth appear less promising, when their prices fully reflect their growth potential or when we believe other investments offer better opportunities.

4 The fund's Class A shares ranked #164 of 698, #82 of 501 and #70 of 337 funds for the 1-, 3- and 5-year periods ended November 30, 2004 in the Lipper Multi-Cap Core category. The fund's Class A shares ranked #198 of 1,478, #53 of 1,190 and #36 of 884 funds in the same periods ended 11/30/04 in the Morningstar Large Blend category.

5 Source: Morningstar, Inc. Morningstar Ratings are based on risk adjusted performance. The Overall Morningstar Rating TM for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics. This fund was rated 4 star(s) for the 3-year and 5 star(s) for the 5-year periods ending 12/31/04. For these time periods, there were 1,216 and 901 US-domiciled funds, respectively in the Large Blend Category. There were 1,216 fund in this category for the Overall Rating period. Ratings are for Class A shares; other share classes may vary.

©Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Q:  Which stocks proved most beneficial to performance?

A:  This was a good period for the fund, with many holdings posting solid gains. Here are three of the fund's best performers. We believe these examples reflect both our long-term view and the wisdom of our approach to assessing value in companies.

Canadian National Railway Co. was the largest contributor to performance. This long-time fund holding is a Canadian railway shipping firm with many US operating assets. During the six-month period, it seemed as if all the stars were aligned for Canadian National. The growing economy and resulting pick-up in shipping generated strong revenues. Management helped increase profitability further through the company's efficient operations that resulted in consistent on-time deliveries and nearly full utilization of its shipping capacity. Finally, the weak US dollar versus the Canadian dollar translated into even stronger currency-adjusted earnings. We continue to be impressed by this company and have maintained our position.

CONSOL Energy, Inc. is among the three largest coal mining companies in the US and appreciated greatly in the period. We purchased this stock in 2003 because we believed the company's portfolio of assets was undervalued. We typically don't hold many energy stocks because of the volatile nature of the underlying commodity prices. However, we believed that the new management team could streamline operations and improve earnings regardless of the direction of energy prices. There was also speculation that some of its natural gas assets might be divested, which could help improve earnings. While we've seen some operational improvement, soaring energy prices proved to be the primary force behind CONSOL over the past six months. After the stock nearly doubled in price, we reduced our position at a profit for shareholders.

WellPoint Health Networks, Inc. is a provider of network-based managed health care plans that primarily serves small businesses and corporations. During the period, regulatory approval cleared the way for this long-time fund holding to merge with Anthem, Inc., another managed health care provider. (The transaction was completed on December 1, 2004.) There had been speculation previously that the merger would not be allowed to take place. The stock gained on the news of the merger. It is anticipated that the newly combined company will be able to reduce costs and provide a broader network of services to its clients, which could lead to stronger earnings and cash flow growth. We continue to hold this stock, as we believe there is room for more growth.

Q:  Which stocks were disappointing?

A:  Two stocks had the greatest impact on returns during the period:

Allied Waste Industries, Inc. is a waste management company that provides collection, transfer, recycling and disposal services for approximately 10 million residential, commercial and industrial customers. Frankly we've been disappointed with the company's performance. The economy has not been strong enough to create volume or pricing gains in the waste business. We wrestled with that possibility early in the period but hoped, along with many others in the market, that volumes and pricing power would be greater than they turned out to be. In addition, over the past six months we have come to believe that management could be faulted for some needed improvements in execution. The company recently appointed a board member as the new chairman and CEO. We think this is a step in the right direction.

Clear Channel Communications, Inc. is a diversified media company with three primary business segments: radio broadcasting, outdoor advertising and live entertainment. We've been fond of the company for a long time for its perceived value, free cash flow characteristics and management smarts, in our opinion. Along with most other media names, the company's advertising revenue has not grown as hoped or expected. Radio has been particularly hard hit, leaving many to question whether radio is still a growth industry. We believe the company still has growth potential. Further, it continues to produce enormous amounts of free cash flow — in excess of $1 billion annually. The company has aggressively bought back shares which, we believe, ultimately will benefit shareholders when growth returns. We have maintained our position in the stock and would consider adding to it.

Q:  As of the close of the period, financial stocks represented more than a third of the fund's portfolio. Will you provide an update on these holdings?

A:  For some time we have felt that financial stocks have offered much better value than the market in general. With that said, it is important to remember that we are bottom-up investors. We don't invest based on an outlook for a particular market sector. Instead we research individual companies and add them to the portfolio when they meet our investment criteria based on their unique characteristics. Our financial holdings represent a broadly diversified group of companies whose businesses are all quite different from one another. American Financial Realty Trust, for example, is our largest financial holding. This is a real estate investment trust (REIT) that buys, sells and leases real estate. In the case of Berkshire Hathaway, Inc., it is designated a financial stock because of its insurance subsidiaries. However, it is a huge conglomerate that invests in a variety of industries outside of the financial industry. We also hold Freddie Mac, Citigroup, Inc. and XL Capital Ltd. among many other names that operate completely different types of businesses. What the fund's financial holdings do have in common is favorable return on capital, strong earnings growth histories and attractive valuations within the market.

Q:  Do you have any closing comments for shareholders?

A:  We believe the fund's portfolio today offers value relative to the broad market. As of the period's end, the portfolio's 10 largest holdings exhibited aggregate cash flow and earnings growth characteristics that were well above the market, as measured by the S&P 500. Yet, the weighted average of their price-to-earnings ratios was far lower. We believe that the fund is well positioned to realize this value in varied market environments.

We are grateful for the continued support of our shareholders and look forward to continuing to help them meet their long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	11/30/04	5/31/04

Common Stocks	100%	96%
Cash Equivalents	—	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	5/31/04

Financials	37%	38%
Industrials	25%	25%
Consumer Discretionary	11%	12%
Health Care	10%	9%
Information Technology	7%	8%
Materials	4%	3%
Energy	3%	3%
Consumer Staples	2%	2%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (46.6% of Net Assets)
1. WellPoint Health Networks, Inc. Provider of health care services	6.1%
2. Canadian National Railway Co. Operator of railroads	5.3%
3. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	4.8%
4. Cendant Corp. Provider of consumer and business services globally	4.8%
5. American Financial Realty Trust (REIT) Provider of corporate-owned real estate assets	4.8%
6. Berkshire Hathaway, Inc. Holder owning subsidiaries in a variety of business sectors	4.5%
7. Prudential Financial, Inc. Provider of financial services	4.2%
8. Citigroup, Inc. Provider of diversified financial services	4.2%
9. First Data Corp. Provider of credit card processing services	4.0%
10. Freddie Mac Supplier of mortgage credit	3.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 11.3%
Household Durables 1.8%
Blyth, Inc.	179,300	5,255,283
Media 6.6%
Clear Channel Communications, Inc.	211,600	7,126,688
Comcast Corp. "A"*	103,100	3,097,124
Gannett Co., Inc.	46,700	3,852,283
LodgeNet Entertainment Corp.*	102,503	1,580,596
Time Warner, Inc.*	205,000	3,630,550
		19,287,241
Specialty Retail 2.9%
TJX Companies, Inc.	353,800	8,328,452
Consumer Staples 2.1%
Food & Staples Retailing 0.5%
BJ's Wholesale Club, Inc.*	51,100	1,517,159
Tobacco 1.6%
Altria Group, Inc.	81,200	4,668,188
Energy 3.2%
Oil & Gas
Kinder Morgan Management LLC*	229,570	9,377,947
Kinder Morgan, Inc.	202	13,999
		9,391,946
Financials 36.9%
Banks 2.9%
Wells Fargo & Co.	135,600	8,376,012
Consumer Finance 5.1%
AmeriCredit Corp.* (d)	463,800	9,711,972
Capital One Financial Corp.	65,400	5,139,132
		14,851,104
Diversified Financial Services 8.1%
Citigroup, Inc.	272,372	12,188,647
Freddie Mac	167,000	11,399,420
		23,588,067
Insurance 13.8%
Berkshire Hathaway, Inc. "B"*	4,700	13,066,000
Hilb, Rogal & Hamilton Co. (d)	59,000	2,046,710
Montpelier Re Holdings Ltd.	17,000	627,810
Prudential Financial, Inc.	252,000	12,335,400
Quanta Capital Holdings Ltd.*	250,000	2,345,000
XL Capital Ltd. "A"	128,108	9,654,219
		40,075,139
Real Estate 7.0%
American Financial Realty Trust (REIT)	930,000	13,847,700
American Home Mortgage Investment Corp. (REIT) (d)	81,000	2,651,940
Capital Lease Funding, Inc. (REIT)	84,300	1,066,395
Highland Hospitality Corp. (REIT)	34,000	382,840
Saxon Capital, Inc. (REIT)* (d)	100,000	2,270,000
		20,218,875
Health Care 10.4%
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	148,700	4,706,355
Health Care Providers & Services 8.7%
Anthem, Inc.*	14,000	1,418,620
Cardinal Health, Inc.	55,000	2,875,400
IMS Health, Inc.	35,500	801,235
Laboratory Corp. of America Holdings*	10,000	479,500
WellChoice, Inc.*	41,500	2,033,085
WellPoint Health Networks, Inc.*	140,800	17,614,080
		25,221,920
Pharmaceuticals 0.1%
Pfizer, Inc.	8,000	222,160
Industrials 24.6%
Aerospace & Defense 2.0%
United Technologies Corp.	59,500	5,806,010
Building Products 4.8%
American Standard Companies, Inc.*	360,000	14,018,400
Commercial Services & Supplies 6.9%
Allied Waste Industries, Inc.*	691,000	6,281,190
Cendant Corp.	615,050	13,943,183
		20,224,373
Industrial Conglomerates 3.7%
Tyco International Ltd.	317,800	10,795,666
Machinery 1.9%
SPX Corp. (d)	131,700	5,414,187
Road & Rail 5.3%
Canadian National Railway Co.	264,000	15,304,080
Information Technology 7.1%
Communications Equipment 0.1%
Black Box Corp. (d)	8,300	354,244
Computers & Peripherals 3.0%
International Business Machines Corp.	91,800	8,651,232
IT Consulting & Services 4.0%
First Data Corp.	281,579	11,570,081
Materials 3.7%
Metals & Mining
CONSOL Energy, Inc.	250,000	10,675,000
Telecommunication Services 0.4%
Diversified Telecommunication Services
Iowa Telecommunication Services, Inc.*	40,000	848,400
Qwest Communications International, Inc.*	101,900	407,600
		1,256,000
Total Common Stocks (Cost $165,301,406)		289,777,174

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 2.01% (c) (e) (Cost $8,723,719)	8,723,719	8,723,719

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $555,400)	555,400	555,400
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $174,580,525) (a)	102.9	299,056,293
Other Assets and Liabilities, Net	(2.9)	(8,568,747)
Net Assets	100.0	290,487,546

* Non-income producing security.

(a) The cost for federal income tax purposes was $174,580,525. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $124,475,768. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,200,863 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,725,095.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2004 amounted to $8,521,278, which is 2.9% of total net assets.

(e) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $165,301,406)	$ 289,777,174
Investment in Scudder Cash Management QP Trust (cost $555,400)	555,400
Investment in Daily Assets Fund Institutional (cost $8,723,719)*	8,723,719
Total investments in securities, at value (cost $174,580,525)	299,056,293
Cash	6,990
Dividends receivable	542,873
Interest receivable	1,401
Receivable for Fund shares sold	228,858
Other assets	13,556
Total assets	299,849,971
Liabilities
Payable upon return of securities loaned	8,723,719
Payable for investments purchased	164,656
Payable for Fund shares redeemed	119,894
Accrued investment advisory fee	194,873
Other accrued expenses and payables	159,283
Total liabilities	9,362,425
Net assets, at value	$ 290,487,546
Net Assets
Net assets consist of: Undistributed net investment income	714,120
Net unrealized appreciation (depreciation) on investments	124,475,768
Accumulated net realized gain (loss)	7,711,369
Paid-in capital	157,586,289
Net assets, at value	$ 290,487,546

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($167,165,687 ÷ 6,222,711 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 26.86
Maximum offering price per share (100 ÷ 94.25 of $26.86)	$ 28.50

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,833,998 ÷ 621,035 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 25.50

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,391,350 ÷ 289,936 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 25.49
Institutional Class Net Asset Value, offering and redemption price per share ($100,096,511 ÷ 3,690,102 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 27.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,799)	$ 2,305,627
Interest — Scudder Cash Management QP Trust	52,844
Securities lending income, including income from Daily Assets Fund Institutional	10,013
Total Income	2,368,484
Expenses: Investment advisory fee	1,134,011
Transfer agent fees	92,328
Custody and accounting fees	41,410
Distribution and shareholder servicing fees	314,476
Auditing	24,705
Legal	19,900
Directors' fees and expenses	7,641
Report to shareholders	7,450
Registration fees	7,668
Other	6,192
Total expenses before expense reductions	1,655,781
Expense reductions	(1,417)
Total expenses after expense reductions	1,654,364
Net investment income (loss)	714,120
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,215,842
Net unrealized appreciation (depreciation) during the period on investments	14,417,758
Net gain (loss) on investment transactions	15,633,600
Net increase (decrease) in net assets resulting from operations	$ 16,347,720

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2004 (Unaudited)	Year Ended May 31, 2004
Operations: Net investment income (loss)	$ 714,120	$ 492,781
Net realized gain (loss) on investment transactions	1,215,842	6,643,154
Net unrealized appreciation (depreciation) on investment transactions during the period	14,417,758	47,594,772
Net increase (decrease) in net assets resulting from operations	16,347,720	54,730,707
Distributions to shareholders from: Net investment income: Class A	—	(302,342)
Institutional Class	—	(431,337)
Net realized gains: Class A	—	(455,382)
Class B	—	(62,967)
Class C	—	(21,836)
Institutional Class	—	(290,184)
Fund share transactions: Proceeds from shares sold	16,898,220	30,712,721
Reinvestment of distributions	—	1,220,132
Cost of shares redeemed	(16,518,595)	(57,445,328)
Net increase (decrease) in net assets from Fund share transactions	379,625	(25,512,475)
Increase (decrease) in net assets	16,727,345	27,654,184
Net assets at beginning of period	273,760,201	246,106,017
Net assets at end of period (including undistributed net investment income of $714,120 at November 30, 2004)	$ 290,487,546	$ 273,760,201

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 25.35	$ 20.58	$ 22.67	$ 24.56	$ 21.22	$ 25.68
Income (loss) from investment operations: Net investment income (loss)	.06[b]	.04[b]	.01[b]	(.01)[b]	.06	.10
Net realized and unrealized gain (loss) on investment transactions	1.45	4.86	(1.80)	(1.69)	4.12	(3.54)
Total from investment operations	1.51	4.90	(1.79)	(1.70)	4.18	(3.44)
Less distributions from: Net investment income	—	(.05)	—	(.05)	(.07)	(.03)
Net realized gains on investment transactions	—	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	—	(.13)	(.30)	(.19)	(.84)	(1.02)
Net asset value, end of period	$ 26.86	$ 25.35	$ 20.58	$ 22.67	$ 24.56	$ 21.22
Total Return (%)[c]	5.96**	23.83	(7.75)	(6.96)	20.14	(13.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	154	130	193	217	215
Ratio of expenses (%)	1.22*	1.24	1.22	1.21	1.18	1.18
Ratio of net investment income (loss) (%)	.49*	.17	.08	(.03)	.18	.38
Portfolio turnover rate (%)	5*	7	14	20	20	32

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Class B
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 24.16	$ 19.72	$ 21.89	$ 23.85	$ 20.72	$ 25.29
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.12)[b]	(.12)[b]	(.17)[b]	(.13)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.36	4.64	(1.75)	(1.65)	4.03	(3.46)
Total from investment operations	1.34	4.52	(1.87)	(1.82)	3.90	(3.55)
Less distributions from: Net investment income	—	—	—	—	—	(.03)
Net realized gains on investment transactions	—	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	—	(.08)	(.30)	(.14)	(.77)	(1.02)
Net asset value, end of period	$ 25.50	$ 24.16	$ 19.72	$ 21.89	$ 23.85	$ 20.72
Total Return (%)[c]	5.55**	22.87	(8.44)	(7.63)	19.22	(14.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	18	22	36	46	40
Ratio of expenses	1.96*	1.99	1.98	1.96	1.93	1.93
Ratio of net investment income (loss) (%)	(.25)*	(.58)	(.68)	(.78)	(.57)	(.37)
Portfolio turnover rate (%)	5*	7	14	20	20	32

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Class C
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 24.15	$ 19.71	$ 21.89	$ 23.85	$ 20.72	$ 25.27
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.12)[b]	(.12)[b]	(.17)[b]	(.13)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.36	4.64	(1.76)	(1.65)	4.03	(3.45)
Total from investment operations	1.34	4.52	(1.88)	(1.82)	3.90	(3.53)
Less distributions from: Net investment income	—	—	—	—	—	(.03)
Net realized gains on investment transactions	—	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	—	(.08)	(.30)	(.14)	(.77)	(1.02)
Net asset value, end of period	$ 25.49	$ 24.15	$ 19.71	$ 21.89	$ 23.85	$ 20.72
Total Return (%)[c]	5.55**	22.93	(8.48)	(7.63)	19.22	(14.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4	6	7	6
Ratio of expenses (%)	1.97*	1.99	1.97	1.96	1.93	1.93
Ratio of net investment income (loss) (%)	(.26)*	(.58)	(.67)	(.78)	(.57)	(.39)
Portfolio turnover rate (%)	5*	7	14	20	20	32

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

Institutional Class
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 25.57	$ 20.76	$ 22.80	$ 24.70	$ 21.35	$ 25.75
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.10[b]	.06[b]	.05[b]	.11	.15
Net realized and unrealized gain (loss) on investment transactions	1.47	4.90	(1.80)	(1.71)	4.15	(3.53)
Total from investment operations	1.56	5.00	(1.74)	(1.66)	4.26	(3.38)
Less distributions from: Net investment income	—	(.11)	—	(.10)	(.14)	(.03)
Net realized gains on investment transactions	—	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	—	(.19)	(.30)	(.24)	(.91)	(1.02)
Net asset value, end of period	$ 27.13	$ 25.57	$ 20.76	$ 22.80	$ 24.70	$ 21.35
Total Return (%)	6.10**	24.14	(7.52)	(6.73)	20.44	(13.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	96	90	100	116	106
Ratio of expenses (%)	.97*	.99	.97	.96	.93	.93
Ratio of net investment income (loss) (%)	.74*	.42	.33	.22	.43	.65
Portfolio turnover rate (%)	5*	7	14	20	20	32
[a] For the six months ended November 30, 2004 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $19,377,698 and $7,343,788, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for six months ended November 30, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.82% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

In addition, for the six months ended November 30, 2004, the Advisor agreed to reimburse the Fund $1,417, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Transfer Agent Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. Transfer agent charges to the Fund by SISC aggregated $75,128, of which $31,007 is unpaid at November 30, 2004.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $36,600, of which $1,198 is unpaid at November 30, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For six months ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class A	$ 198,040	$ 34,773
Class B	61,527	13,677
Class C	25,800	4,782
	$ 285,367	$ 53,232

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2004	Annual Effective Rate
Class B	$ 20,509	$ 3,383.25%
Class C	8,600	1,558.25%
	$ 29,109	$ 4,941

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2004 aggregated $5,706.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2004, the CDSC for Class B and C shares aggregated $10,200 and $73, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2004, SDI received $566.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	539,633	$ 13,765,823	792,676	$ 18,975,445
Class B	57,721	1,397,703	125,876	2,870,192
Class C	47,737	1,153,567	187,421	4,320,983
Institutional Class	22,718	581,127	191,910	4,546,101
		$ 16,898,220		$ 30,712,721
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	28,314	$ 669,477
Class B	—	—	2,510	57,418
Class C	—	—	915	20,942
Institutional Class	—	—	20,049	472,295
		$ —		$ 1,220,132
Shares redeemed
Class A	(378,506)	$ (9,646,312)	(1,084,833)	$ (24,982,509)
Class B	(172,946)	(4,194,482)	(493,776)	(10,841,309)
Class C	(22,833)	(548,662)	(146,072)	(3,477,682)
Institutional Class	(82,619)	(2,129,139)	(788,708)	(18,143,828)
		$ (16,518,595)		$ (57,445,328)
Net increase (decrease)
Class A	161,127	$ 4,119,511	(263,843)	$ (5,337,587)
Class B	(115,225)	(2,796,779)	(365,390)	(7,913,699)
Class C	24,904	604,905	42,264	864,243
Institutional Class	(59,901)	(1,548,012)	(576,749)	(13,125,432)
		$ 379,625		$ (25,512,475)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005